Financial Assets Purchased Under Reverse Repurchase Agreements (Tables)	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Summary of Financial Assets Purchased Under Reverse Repurchase Agreements
Classified by collateral:

	As of December 31,
	2021	2022
	RMB’000	RMB’000
Bonds (a)	5,527,177	—

(a)
The Group enters into purchases of assets under reverse repurchase agreements. The Group may not take physical possession of assets purchased under such agreements. In the event of default by the counterparty to repurchase the assets, the Group has the right to the underlying assets. The difference between the purchasing price and reselling price is recognized as investment income over the term of the agreement using the effective interest method.